UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2015

SILVERSTAR RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014	07311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 473-9400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01. Regulation FD Disclosure

(a)	The Company issued a press release on April 20, 2015, a copy of which is attached hereto as an exhibit.

(b)

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1*	April 20, 2015 Press Release

__________

*filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSTAR RESOURCES, INC.

/s/ Jared Robinson
Jared Robinson
President and Director

Date: April 20, 2015